UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2026
BWX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________

Delaware		001-34658	80-0558025
(State or other jurisdiction		(Commission	(IRS Employer
of incorporation)		File Number)	Identification No.)

800 Main Street, 4th Floor
Lynchburg,	Virginia		24504
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (980) 365-4300
 ____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BWXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
At the Annual Meeting on April 30, 2026, the Company's stockholders voted on three matters. A brief description of, and the final vote result for, each matter voted on at the Annual Meeting are set forth below. Each matter is described in more detail in our Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on March 18, 2026.
Proposal 1: Election of ten directors to serve a one-year term expiring at the 2027 annual meeting of stockholders and until their successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jan A. Bertsch	74,212,190	902,977	139,832	6,688,652
Gerhard F. Burbach	74,476,706	639,302	138,991	6,688,652
Rex D. Geveden	74,905,919	287,195	61,885	6,688,652
Daniel L. Jablonsky	75,011,709	103,844	139,446	6,688,652
James M. Jaska	74,567,324	556,878	130,797	6,688,652
Kenneth J. Krieg	74,221,695	902,329	130,975	6,688,652
Leland D. Melvin	74,696,227	483,046	75,726	6,688,652
Barbara A. Niland	74,268,572	840,840	145,587	6,688,652
Nicole W. Piasecki	68,316,115	6,797,898	140,986	6,688,652
John M. Richardson	74,615,088	504,354	135,557	6,688,652
Proposal 2: Advisory vote to approve the 2025 compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
73,952,557	1,110,500	191,942	6,688,652
Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026:

Votes For	Votes Against	Abstentions
81,613,342	265,947	64,362

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWX TECHNOLOGIES, INC.

By:	/s/ Toby W. Smith
Toby W. Smith
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
May 5, 2026